Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

1
Merger Agreement
Fusionsvertrag
dated 7 December 2023
vom 7. Dezember 2023
between
zwischen
UBS AG
Bahnhofstrasse 45
8001 Zürich
Aeschenvorstadt 1
4051 Basel
(hereinafter " UBS AG ")
(nachfolgend " UBS AG ")
and
und
Credit Suisse AG
Paradeplatz 8
8001 Zürich
(hereinafter " Credit Suisse AG ")
(nachfolgend " C
REDIT
S
UISSE
AG" )
(together referred to as the " Parties " and each as a " Party ")
(zusammen die " P
ARTEIEN
" und einzeln die " P
ARTEI
")

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

The English version of this merger agreement

prevails.
Die englische Version dieses Fusionsvertrags geht vor.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Table of contents / Inhaltsverzeichnis
Exhibits /
Anhänge

..................................................................................

4
Recitals /
Erwägungsgründe

....................................................................

5
1
Merger /
Fusion

..................................................................................

5
2
Use of exemptions / Anwendung von

Ausnahmen ...................................

7
3
Share capital, compensation,

special benefits /
Aktienkapital, Abfindungen,
besondere Vorteile

..............................................................................

8
3.1
Share capital and contributions /
Aktienkapital und Einlagen

..........

8
3.2
Compensation /
Abfindung

.........................................................

8
3.3
Special benefits /
Besondere Vorteile

...........................................

8
4
Information to creditors /
Information der Gläubiger

...............................

9
5
Publication and information of employees / Publikation

und Information der
Arbeitnehmer .....................................................................................

9
6
Validity of the merger agreement

/
Gültigkeit des Fusionsvertrages

........

10
6.1
Entry into force /
Inkrafttreten

.................................................

10
6.2
Conditions precedent to the Merger /
Bedingungen für die Fusion

.

10
7
Closing /
Vollzug

...............................................................................

11
8
Miscellaneous /
Verschiedenes

............................................................

14
8.1
Taxes

/
Steuern

......................................................................

14
8.2
Modifications and amendments of the agreement

/
Vertragsänderung und Vertragsanpassung

.......................................

14
8.3
Applicable law and jurisdiction /
Anwendbares Recht und
Gerichtsstand

...............................................................................

15
Exhibit 1

.................................................................................................

17
Anhang 1

................................................................................................

17

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Exhibits / Anhänge
Exhibit 1

Merger

balance

sheet

of

Credit

Suisse

AG

(balance

sheet
per 30 June 2023)
Anhang 1

Fusionsbilanz der C
REDIT
S
UISSE
AG (Bilanz per 30. Juni 2023)

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Recitals / Erwägungsgründe
A)
UBS AG is a company

limited by shares pursuant

to art. 620 ff.

of the Swiss Code
of Obligations (" CO
") with its registered offices

in Zurich and Basel. Its share cap-
ital amounts to USD 385,840,846.60 and is divided

into 3,858,408,466 registered
shares with a par value of USD 0.10 per

share.
UBS AG ist

eine
Aktiengesellschaft i.S.v. Art.

620 ff. des

Schweizer Obligationenrechts ("
OR ") mit
Sitz

in

Zürich

und

Basel.

Das

Aktienkapital

beträgt

USD 385'840'846.60

und

ist

unterteilt

in
3'858'408'466 Namenaktien mit einem Nennwert von USD 0.10 pro Aktie.
B)
Credit Suisse

AG is

a company

limited by

shares pursuant

to art.

620 ff.

CO with
its registered office

in Zurich. Its

share capital amounts

to CHF 4,399,680,200.00
and is divided

into 4,399,680,200

registered shares

with a par

value of

CHF 1.00
per share.
C
REDIT
S
UISSE
AG ist eine Aktiengesellschaft i.S.v. Art.

620 ff. OR mit Sitz in

Zürich. Das Aktien-
kapital beträgt CHF 4'399'680'200.00 und ist unterteilt

in 4'399'680'200 Namenaktien mit einem
Nennwert von CHF 1.00 pro Aktie.
C)
UBS

AG

and

Credit

Suisse

AG

are

both

direct

wholly-owned

subsidiaries

of

UBS
Group AG.
UB S AG und C
REDIT
S
UISSE
AG, sind beides

direkte hundertprozentige Tochtergesellschaften

der
UBS Group AG.
D)
In order

to facilitate

the further

integration

of the

UBS banking

business and

the
Credit Suisse

banking business

following the

merger between

UBS Group

AG and
Credit Suisse Group AG which completed on 12 June 2023, it is intended to merge
Credit Suisse AG into UBS AG.
Um nach

der am

12. Juni

2023 vollzogenen Fusion

zwischen der UBS

Group AG und

der Credit
Suisse Group AG die weitere Integration

des UBS Bankengeschäftes und des Credit

Suisse Ban-
kengeschäftes zu erleichtern, soll die C
REDIT
S
UISSE
AG in die UBS AG fusioniert werden.
T
HEREFORE
,

THE
P
ARTIES AGREE TO THE FOLLOWING
:
D
IE
P
ARTEIEN VEREINBAREN DAHER DAS
F
OLGENDE
:
1 Merger / Fusion
1 The Parties hereby agree to merge with each other pursuant to art. 3 para. 1 lit. a in combination with art. 4 para. 1 lit. a of the

Federal Act on Mergers,

Demergers,
Conversion and

Transfer of Assets and

Liabilities ("
Merger Act
") and

in accordance
with this

merger agreement (merger

by absorption between

two companies limited
by shares; the " Merger
"). UBS AG is

the surviving company, and Credit Suisse AG
is the transferring company.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Die P
ARTEIEN

vereinbaren hiermit im Sinne von Art. 3 Abs. 1

lit. a in Verbindung mit Art. 4 Abs. 1
lit.

a

des

Bundesgesetzes

über

Fusion,

Spaltung,

Umwandlung

und

Vermögensübertragung
(" F
US
G
")

nach

Massgabe

dieses

Fusionsvertrages

zu

fusionieren

(Absorptionsfusion

zwischen
zwei Aktiengesellschaften; die " F
USION
"). UBS AG ist die übernehmende

Gesellschaft und C
REDIT
S
UISSE
AG ist die übertragende Gesellschaft.
2
Credit Suisse AG

will transfer to

UBS AG all its

assets and liabilities,

as evidenced
on

the

merger

balance

sheet

attached

as

Exhibit

1

(statutory

balance

sheet

of
Credit Suisse

AG as

per 30

June 2023),

as well

as its

contracts by

universal suc-
cession, with legal

effect as per

the time of

entry in the

commercial register.

The
Parties agree that this

merger balance sheet shall be superseded

and replaced for
the purposes of this merger agreement with an audited statutory balance sheet of
Credit Suisse AG as per 31

December 2023, which – upon

completion of the audit
of

such

balance

sheet

–

shall

become

the

applicable

merger

balance

sheet

(and
thus the

new Exhibit

1) for

the purposes

of this

merger agreement

.

Without any
prejudice to

the merger

of branches

in other

jurisdictions as

an effect

of the

Merger,
the Parties

hereby agree

that the

Merger shall

also include

the merger

of the

fol-
lowing branches,

including the

transfer,

or the

allocation, as

the case

may be,

of
their assets and liabilities, as well as their

contracts in totality as follows

:
C
REDIT
S
UISSE
AG

wird

sämtliche

Aktiven

und

Passiven

gemäss

der

als

Anhang

1

beigefügten
Fusionsbilanz (handelsrechtliche Bilanz der

C
REDIT
S
UISSE
AG per 30.

Juni 2023) sowie ihre

Ver-
träge

durch

Universalsukzession

mit

Wirkung

per

Eintragung

ins

Handelsregister

auf

UBS

AG
übertragen. Die Parteien

vereinbaren, dass diese

Fusionsbilanz für die

Zwecke dieses Fusionsver-
trages durch

eine handelsrechtliche,

geprüfte Bilanz

der C
REDIT
S
UISSE
AG per 31.

Dezember 2023
ersetzt wird, welche – nach Abschluss der

Prüfung dieser Bilanz – für die Zwecke

dieses Fusions-
vertrages als anwendbare

Fusionsbilanz (und somit

als neuer Anhang

1) gelten soll.

Ohne Aus-
wirkung auf die Fusion der Zweigniederlassungen in anderen Jurisdiktionen als Folge der F
USION
,
vereinbaren die P
ARTEIEN

hiermit, dass die F
USION

auch die Fusion der folgenden Zweigniederlas-
sungen der P
ARTEIEN

umfasst, einschliesslich des Übergangs oder der Allokation, von Fall zu Fall,
sämtlicher ihrer Aktiven und Passiven sowie Verträge:
i)
Credit Suisse

AG's London

branch which

shall merge

into UBS

AG's London
branch with UBS AG's London branch being the surviving branch and consti-
tuting the

universal legal successor

to Credit

Suisse AG's

London branch;

and
die Zweigniederlassung

der C
REDIT
S
UISSE
AG in

London, die

auf die

Zweigniederlassung
der UBS

AG in

London übergehen

soll, wobei

die Zweigniederlassung

der UBS

AG in

London
die

übernehmende

Zweigniederlassung

und

Rechtsnachfolgerin

der

Zweigniederlassung
der C
REDIT
S
UISSE
AG in London sein soll; und

ii)
Credit Suisse

AG (DIFC

Branch)

(DIFC

registration

number 20)

which

shall
merge into UBS AG (DIFC Branch) (DIFC registration number 249) with UBS
AG (DIFC

Branch) (DIFC registration

number 249)

being the

surviving branch
and constituting universal legal successor to Credit Suisse AG (DIFC Branch)
(DIFC registration number 20).
die

Zweigniederlassung

der

Credit

Suisse

AG

(DIFC

Branch)

(DIFC

registration

number
20), die auf die Zweigniederlassung

der UBS AG (DIFC Branch)

(DIFC registration number
249) übergehen soll wobei die Zweigniederlassung der UBS AG (DIFC Branch) (DIFC

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

registration number 249) die

übernehmende Zweigniederlassung und Rechtsnachfolgerin
der Zweigniederlassung

der

Credit

Suisse

AG

(DIFC Branch)

(DIFC

registration

number
20) sein soll.
iii)
all assets,

liabilities and

contracts

allocated to

the Credit

Suisse AG's

Milan
branch (VAT

code and

registration number

with the

Companies' Register

of
Milan-Monza-Brianza-Lodi

10087790159)

shall

be

allocated

to

a

UBS

AG
branch to be established in Milan (Italy)

before effectiveness of the Merger.
alle zur Zweigniederlassung Credit Suisse AG Mailand

(UmSt. Nr. und Registrierungsnum-
mer beim

Gesellschaftsregister von

Milan-Monza-Brianza-Lodi 10087790159)

allozierten
Aktiven,

Passiven und

Verträge sollen

einer vor

Wirksamkeit der

Fusion

zu gründenden
Zweigniederlassung in Mailand (Italien) zugeordnet werden.
3
UBS AG will

record these assets and

liabilities in its statutory

balance sheet at

their
present statutory

book values

in accordance

with Exhibit

1 with

effect as

per the
balance sheet date

of 1 January

2024. Therefore, all relevant

acts and transactions
as of and from 1 January 2024

onwards are deemed to be made

on behalf of UBS
AG and will be booked in the accounts accordingly with the profits and losses gen-
erated

in

Credit

Suisse

AG

from

such

date

being

recorded

in

the

profit

and

loss
statement

of

UBS

AG.

UBS

AG

knows

and

accepts

all

legal

transactions

entered
into

and

all

movements

in

assets

and

liabilities,

as

against

the

merger

balance
sheet,

incurred

since

that

date.

For

the

avoidance

of

doubt,

the

Parties
acknowledge

that

the

transfer

of

the

assets

and

liabilities

of

Credit

Suisse

AG's
London

branch

to

UBS

AG's

London

branch

and

Credit

Suisse

AG

(DIFC

Branch)
(DIFC registration number

20) to

UBS AG

(DIFC Branch) (DIFC

registration number
249) shall be at the book value.
UBS AG

wird diese

Aktiven und

Passiven zu

bisherigen statutarischen

Buchwerten gemäss

Anhang
1 mit

Wirkung per

Bilanzstichtag 1.

Januar 2024

in ihre

handelsrechtliche Bilanz

übernehmen.
Demnach gelten alle

Handlungen am und ab

dem 1. Januar

2024 als für

Rechnung der UBS AG
vorgenommen und werden entsprechend verbucht. Die von der C
REDIT
S
UISSE
AG ab diesem Da-
tum generierten

Gewinne und Verluste werden

in der Erfolgsrechnung der

UBS AG erfasst. UBS
AG kennt

und akzeptiert sämtliche

seit diesem Datum

eingegangenen Rechtsgeschäfte und

ge-
genüber der Fusionsbilanz eingetretenen Veränderungen von Aktiven und Passiven.

Die P
ARTEIEN
stellen

klar,

dass

der

Übergang

der

Aktiven

und

Passiven

der

Zweigniederlassung

der

C
REDIT
S
UISSE
AG in London auf die Zweigniederlassung der UBS AG in London und der Zweigniederlas-
sung der Credit Suisse AG (DIFC Branch) (DIFC registration number 20) auf die Zweigniederlas-
sung der UBS AG (DIFC Branch) (DIFC registration number 249) zum Buchwert erfolgt.
2 Use of exemptions / Anwendung von Ausnahmen
4 Since UBS Group AG owns 100% of the shares in UBS AG and 100% of the shares in Credit Suisse AG,

the Merger can be carried out under simplified conditions pur-
suant

to

art. 23

para. 1

lit.

b

Merger

Act.

The

Parties

agree

to

make

use

of

the
exemptions pursuant

to art.

24 para.

1 Merger

Act, i.e.,
Da sich

100% der

Aktien der
UBS AG

und 100%

der Aktien

der C
REDIT
S
UISSE
AG im

Eigentum der

UBS Group

AG befinden,
kann die F
USION

gemäss Art. 23 Abs. 1 lit. b F
US
G unter erleichterten Voraussetzungen durchge-
führt werden.

Die P
ARTEIEN

vereinbaren, von

den Erleichterungen

gemäss Art.

24 Abs.

1 F
US
G
Gebrauch zu machen, d.h.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

●

not to include in

the merger agreement

the particulars required

by art.
13 para. 1 lit. b–e Merger Act;
im Fusionsvertrag auf die Angaben nach Art. 13 Abs. 1 lit. b–e FusG zu verzichten;
●

neither to

establish a

merger report

(art. 14

Merger Act),

nor to

com-
mission a merger review (art. 15 Merger Act);
weder einen

Fusionsbericht zu

erstellen

(Art. 14

FusG), noch

eine Fusionsprüfung
durchzuführen (Art. 15 FusG);
●

to waive the

statutory procedure for

inspection (art. 16

Merger Act); and
auf die Durchführung eines Einsichtsverfahrens (Art. 16 FusG) zu verzichten; und
●

not to

submit

the merger

agreement

to

the

shareholders’

meetings

of
UBS AG and Credit Suisse AG for resolution (art.

18 Merger Act).
den Fusionsvertrag

den Generalversammlungen

der UBS

AG und

der Credit

Suisse
AG nicht zur Beschlussfassung zu unterbreiten (Art. 18 FusG).
3
Share capital, compensation,

special benefits /
Aktienkapital, Abfin-
dungen, besondere Vorteile
3.1

Share capital and contributions /
Aktienkapital und Einlagen
5
The share capital of UBS AG will not be modified in relation with the Merger.

Since
UBS

Group

AG

owns

100%

of the

shares

in

UBS

AG

and

100%

of the

shares

in
Credit Suisse

AG, the

shares of

Credit Suisse

AG will

become null

and void

upon
the closing of the Merger.
Das Aktienkapital

der UBS

AG bleibt

im Rahmen

der F
USION

unverändert. Da

sich 100%

der Aktien
der UBS AG

und 100% der

Aktien der C
REDIT
S
UISSE
AG im Eigentum

der UBS Group

AG befinden,
werden die Aktien der C
REDIT
S
UISSE
AG mit dem Vollzug der F
USION

ungültig.
3.2

Compensation /
Abfindung
6 The Parties agree that no compensation pursuant to art. 8 Merger Act will be paid.
Die P
ARTEIEN

sind sich einig, dass keine Abfindung im Sinne von Art. 8 F
US
G ausgerichtet wird.
3.3

Special benefits /
Besondere Vorteile
7 The Parties agree that no special benefits will be granted to members of a manag-
ing or administrative body pursuant to

art. 13 para. 1 lit. h Merger Act.
Die P
ARTEIEN

sind sich

einig, dass

keine besonderen

Vorteile im

Sinne von

Art. 13

Abs. 1

lit. h
F
US
G an Mitglieder von Leitungs-

oder Verwaltungsorganen gewährt werden.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

4 Information to creditors / Information der Gläubiger

8
The Parties will publish

a creditors' call pursuant to art. 25 para.

2 Merger Act.
Die P
ARTEIEN

werden einen Schuldenruf gemäss Art. 25 Abs. 2 F
US
G publizieren.
5
Publication and information of employees / Publikation

und Infor-
mation der Arbeitnehmer
9
The Parties shall coordinate any information of

the public, of UBS AG's

shareholder
( i.e
., UBS Group AG)

and the authorities.
Die P
ARTEIEN
koordinieren die Information

der Öffentlichkeit, der

Aktionärin der UBS

AG (d.h. UBS
Group AG) und der Behörden.
10
Both Parties have

employees and will

(and if required, will

procure that their sub-
sidiaries will) (i)

inform the employees

and/or their representatives

of the Merger
in compliance with the requirements of the

applicable laws (such as art. 27 and 28
Merger Act in connection with art. 333 and

333a CO and including, e.g., applicable
foreign laws) and of any applicable collective bargaining or other applicable agree-
ments and in due

time before the filing

of the Merger with

the commercial registry,
and

(ii)

if

required

under

applicable

laws

(such

as

art.

27

and

28

Merger

Act

in
connection with art. 333 and 333a CO and including, e.g., applicable foreign laws)
and applicable

collective bargaining

or other

applicable agreements

,

consult with
the employees

and/or their

representatives

in

compliance

with the

requirements
of such

laws and

agreements in

due time

before the

filing of

the Merger

with the
commercial registry.

Both Parties

will cooperate

in good faith

and provide prompt
and reasonable assistance

to the other

Party to

enable each Party

to comply with
the obligations described

in this section
5
, and shall

share such information

as may
reasonably be required

in order to

discharge applicable information

and consulta-
tion obligations.
Beide P
ARTEIEN

beschäftigen Mitarbeiter und

werden (und soweit

erforderlich, werden

gewährleis-
ten, dass

ihre Tochtergesellschaften)

(i) die

Mitarbeiter und/oder

ihre Vertreter

rechtzeitig vor
der Anmeldung der F
USION

beim Handelsregister unter Beachtung der anwendbaren gesetzlichen
Vorschriften (wie

z.B.

von Art.

27 und

28 F
US
G

in

Verbindung mit

Art.

333 und

333a

OR

und
inklusive z.B.

anwendbaren ausländischen

Vorschriften) und

der Vorschriften

der anwendbaren
Gesamtarbeits-

oder

anderen

Verträge

informieren,

und

(ii)

sofern

gemäss

den

anwendbaren
gesetzlichen Vorschriften (wie z.B. Art. 27 und 28 F
US
G in Verbindung mit Art. 333 und 333a OR
und inklusive

z.B. anwendbaren

ausländischen Vorschriften)

und den

Vorschriften der

anwend-
baren Gesamtarbeits- oder anderen

Verträge erforderlich, die Mitarbeiter

und/oder ihre Vertreter
unter Beachtung

dieser gesetzlichen

und vertraglichen

Vorschriften rechtzeitig

vor der

Anmeldung
der F
USION

beim Handelsregister

konsultieren. Die

P
ARTEIEN

werden nach

den Grundsätzen

von
Treu und Glauben zusammenarbeiten und unverzüglich und angemessen einander unterstützen, um die jeweils andere P
ARTEI
in die Lage zu versetzen, ihren Pflichten nachzukommen, wie sie in dieser Ziff.
5

beschrieben sind,

und werden

darüber hinaus

einander Informationen

zur Verfügung
stellen,

soweit

dies

angemessen

und

erforderlich

ist,

um

die

anwendbaren

Informations-

und
Konsultationspflichten zu erfüllen.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

6 Validity of the merger agreement / Gültigkeit des Fusionsvertrages

6.1

Entry into force /
Inkrafttreten
11
This merger agreement will enter into force upon

its execution.

Dieser Fusionsvertrag tritt mit seiner Unterzeichnung in Kraft.
6.2

Conditions precedent to the Merger /
Bedingungen für die Fusion
12
The closing of the

Merger shall be

subject to the satisfaction

of the following

con-
ditions precedent:
Der Vollzug der Fusion untersteht folgenden aufschiebenden Bedingungen:

i)

receipt of all licenses, amendments of licenses, approvals,

non-objections or
confirmations required to be obtained for the closing of

the Merger and sub-
sequent continuation of the business by UBS AG

under applicable laws, rules
or regulations

from the

relevant competent

regulatory (including

self-regu-
latory) and governmental

authorities (each

a "
Regulatory Approval ") and
all

such Regulatory

Approvals

being

in

full

force and

effect

and

not

having
been revoked until closing of the Merger

;
Erhalt

aller

Bewilligungen,

Änderungen

von

Bewilligungen,

Genehmigungen,

Nichtbean-
standungen

oder

Bestätigungen,

die

für

den

Vollzug

der

Fusion

und

die

anschließende
Weiterführung der Geschäftstätigkeit

der UBS AG

gemäss den geltenden

Gesetzen,

Regeln
oder

Regulierungen

von

den

jeweils

zuständigen

Aufsichtsbehörden

(einschließlich

der
Selbstregulierungsbehörden)

und

Regierungsbehörden

("
AUFSICHTSBEHÖRDLICHE
G
ENEHMI-
GUNGEN
") erforderlich sind, und dass alle

diese
AUFSICHTSBEHÖRDLICHEN
G
ENEHMIGUNGEN

bis
zum Vollzug der Fusion in vollem Umfang in Kraft sind und nicht widerrufen wurden;
ii)

expiration

or

termination

of

any

statutory,

court

or

official

prohibitions

to
close, where

such prohibitions

are legally

enforceable in

Switzerland or

where
failure to

comply would,

in the

judgment

of UBS

AG and

Credit Suisse

AG,
have unacceptable consequences for one

or both Parties;
Ablauf oder

Beseitigung allfälliger

gesetzlicher, gerichtlicher

oder behördlicher

Vollzugs-
verbote, soweit diese

rechtskräftig in der

Schweiz vollstreckt werden

können oder deren
Nichtbefolgung

nach

Ansicht der

UBS

AG

und

der

Credit

Suisse AG

für

eine oder

beide
Parteien mit untragbaren Folgen verbunden wäre;
iii)

if required under applicable

laws (such as art.

27 and 28 Merger Act

in con-
nection

with

art.

333

and

333a

CO

and

including,

e.g.,

applicable

foreign
laws),

applicable

collective

bargaining

or

other

applicable

agreements:

im-
plementation and

completion of

the information

and/or consultation

proce-
dure with the employees and/or the employee representatives of the Parties in compliance with the requirements of such laws

and/or agreements.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

sofern gemäss den anwendbaren gesetzlichen Vorschriften (wie z.B. Art. 27 und

28 FusG
in Verbindung

mit Art.

333 und

333a OR

und inklusive

z.B. anwendbaren

ausländischen
Vorschriften), den

Vorschriften der

anwendbaren Gesamtarbeits-

oder anderen

Verträge
erforderlich: Durchführung

und Abschluss

des Informations-

und/oder Konsultationsver-
fahrens mit den Mitarbeitern und/oder Arbeitnehmervertretern der P
ARTEIEN
unter Beach-
tung dieser gesetzlichen und/oder vertraglichen Vorschriften.
13
The chairmen of

the boards of

directors of UBS

AG and Credit

Suisse AG may,

by
joint decision, waive the fulfillment of the mentioned conditions (either in whole or in part, provided that any part that is not waived

is otherwise satisfied) and direct
that the merger agreement be closed despite non-fulfillment of one or more of the
conditions.

Die Präsidenten

des Verwaltungsrates der

UBS AG

und der

C
REDIT
S
UISSE
AG
können durch

ge-
meinsamen Beschluss auf

den Eintritt der genannten

Bedingungen verzichten (entweder

gänzlich
oder teilweise,

sofern diejenigen

Teile der

Bedingungen, auf

die nicht

verzichtet wurde,

erfüllt
sind) und bestimmen, dass der Fusionsvertrag

trotz fehlenden Eintritts einer oder mehrerer Be-
dingungen vollzogen wird.
7 Closing / Vollzug
14
Unless

otherwise

mutually

agreed,

the

boards

of

directors

of the

Parties

will

file
this

merger

agreement

or

procure

that

this

merger

agreement

is

filed

with

the
commercial

register

as

soon

as

(i)

the

audited

statutory

balance

sheet

of Credit
Suisse

AG

as

per

31

December

2023

is

available

and

has

replaced

the

attached
current merger

balance sheet

as per

30 June

2023, and

(ii) all

conditions precedent
to the Merger set

forth in section 6.2

have been fulfilled

(or waived in

accordance
with paragraph
13
).
Sofern nichts anderes vereinbart wird, werden die Verwaltungsräte der P
ARTEIEN

diesen Fusions-
vertrag beim Handelsregister

anmelden oder dafür sorgen,

dass dieser Fusionsvertrag

beim Han-
delsregister angemeldet wird,

sobald (i) die handelsrechtliche, geprüfte Bilanz der C
REDIT
S
UISSE
AG per 31.

Dezember 2023 verfügbar

ist und die

beigefügte aktuelle Fusionsbilanz per

30. Juni
2023 ersetzt hat, und

(ii) sämtliche

aufschiebenden Bedingungen,

die in Ziff. 6.2

aufgeführt sind,
erfüllt sind (oder auf deren Eintritt in Übereinstimmung mit Paragraphen
13

verzichtet wurde).
15
This merger agreement (and, consequently,

the Merger) will be deemed closed

as
soon as the entries in the commercial register in

respect of both Parties have been
made.

Dieser Fusionsvertrag (und damit die F
USION
) gilt als vollzogen, sobald die Eintragungen

im Han-
delsregister bei beiden P
ARTEIEN

durchgeführt worden sind.
16
The

Parties

undertake

to

use

their

best

efforts

to

do

everything,

not

to

forbear
anything and to cooperate with

each other to ensure that the closing

can occur as
quickly as possible.
Die P
ARTEIEN

verpflichten sich, alles Erforderliche

zu unternehmen, nichts zu

unterlassen und sich
gegenseitig zu unterstützen,

damit der Vollzug so rasch als möglich erfolgen kann.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

17
The

Parties

undertake,

at

the

closing

and,

if

necessary,

before

or

thereafter,

to
execute any instruments, declarations

,

powers of attorney or other documents,

in
any form, including but not limited to

before the notary (public or private),

and to
do any

acts,

and enter

into any

contracts,

required for

the full

closing of

this merger
agreement.
Die P
ARTEIEN

verpflichten sich,

beim –

oder wenn

notwendig vor

oder nach

dem –

Vollzug alle
Urkunden zu unterzeichnen, Erklärungen abzugeben, Vollmachten auszustellen oder Dokumente zu unterzeichnen, in

jeder möglichen Form,

einschliesslich vor einem

öffentlichen oder privaten
Notar, alle

Handlungen vorzunehmen,

sowie Verträge

einzugehen, die

der vollständige

Vollzug
dieses Fusionsvertrages erfordert.
18
To

the

extent

the transfer

by Credit

Suisse

AG

of all

its assets

and

liabilities,

as
well as its

contracts (and

UBS AG's succession

to the same),

for the avoidance

of
doubt,

including

all

rights

and

obligations,

its

position

in

any

judicial,

arbitral

or
administrative

procedures,

the powers

of attorney

it

has granted,

as

well as

the
licenses, authorizations

and registrations

it has

obtained, by

universal succession
by way

of this

merger

agreement

and the

Merger Act

is not

recognized

and /

or
given full effect under the laws of a foreign jurisdiction which apply to the transfer
(" Relevant Jurisdiction "),
Soweit die
Übertragung durch

C
REDIT
S
UISSE
AG von ihren

sämtlichen Aktiven

und Passiven,

sowie
ihren Verträgen

(und der

Rechtsnachfolge der

UBS
AG in

diese), wozu

klarstellend alle

ihre Rechte
und

Pflichten,

ihre

Stellung

in

Gerichts-,

Schieds-

oder

Verwaltungsverfahren,

von

ihr

erteilte
Vollmachten sowie die von ihr gehaltenen Lizenzen, Bewilligungen und Registereintragungen ge-
hören, durch Universalsukzession mittels dieses Fusionsvertrages und des FusG nach dem Recht einer Rechtsordnung, das für die Übertragung

relevant ist, ("
R
ELEVANTE
R
ECHTSORDNUNG
") nicht
anerkannt wird und / oder nicht vollständig wirksam ist,

i)

Credit Suisse AG

herewith transfers,

conveys and assigns all

of its

assets and
liabilities, as well as contracts, including the title and possession of assets or the claims

to return

the title

and possession

of assets

and any

other rights
or obligations

in respect

of Credit

Suisse AG's

assets and

liabilities, as

well
as contracts, which are governed by

the laws of such

Relevant Jurisdiction to
UBS

AG

with

effect

as

of

completion

of

the

Merger

and

UBS

AG

herewith
accepts this transfer; in the case of any power of attorney granted by Credit
Suisse AG,

UBS AG

herewith grants

to the

corresponding representative pow-
ers of attorney in the same extent;
überträgt, übereignet

und zediert

die C
REDIT
S
UISSE
AG zum Zeitpunkt

der Wirksamkeit

der
F
USION

hiermit

alle

Aktiven

und

Passiven

sowie

Verträge,

einschliesslich

des

Eigentums
und

Besitzes

an

Sachen

oder

der

Ansprüche

auf

Rückübertragung

des

Eigentums

oder
Besitzverschaffung und alle

anderen Rechte

oder Pflichten

in Bezug

auf alle

Aktiven und
Passiven sowie Verträge der C
REDIT
S
UISSE
AG,
die dem Recht der Relevanten

Rechtsord-
nung unterliegen,

an die
UBS AG,
und die

UBS
AG nimmt

diese Übertragung

hiermit an;
hinsichtlich

einer

von

der

C
REDIT
S
UISSE
AG

erteilten

Vollmacht

erteilt

die

UBS
AG

dem
entsprechenden Bevollmächtigten hiermit im gleichen Umfang Vollmacht;

ii)

the Parties

undertake

to

execute

and

deliver

(or

cause

to

execute

and

de-
liver) any instruments, declarations,

powers of attorney or other documents

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

in any form,

including but not limited

to before the

notary (public or

private),
and

to

do

any

acts

(or

cause

to

do

any

acts),

including

but

not

limited

to
making

any

applications,

filings

or

reports,

and

enter

into

any

contracts,
deeds or

other arrangements that

are required and/or

expedient to

evidence,
implement,

perfect

or

effect

such transfer

of

such

assets

and

liabilities,

as
well as contracts in accordance with the laws of such

Relevant Jurisdiction to
achieve the transfer as contemplated by this merger

agreement, to be com-
pleted prior

to, upon

or as

soon as

possible following

the closing

of the

Merger
(as applicable);

verpflichten sich die P
ARTEIEN
, Urkunden und

Vollmachten auszustellen, Erklärungen

abzu-
geben und Dokumente zu unterzeichnen,

in jeder möglichen Form, einschliesslich

vor ei-
nem öffentlichen

oder privaten Notar,

und jeweils

zuzustellen (oder die

Ausstellung, Ab-
gabe, Unterzeichnung

und jeweilige

Zustellung zu

veranlassen), alle

Handlungen vorzu-
nehmen (oder

zu veranlassen), einschliesslich

von Anträgen,

Anmeldungen und Berichten,
sowie Verträge einzugehen, Urkunden auszustellen oder sonstigen Vorkehrungen zu tref-
fen, die erforderlich oder

förderlich sind, um solche

Aktiven und Passiven sowie

Verträge
vor, zum

Zeitpunkt oder

unmittelbar nach

dem Vollzug

der F
USION
(soweit zutreffend)

nach
den Bestimmungen dieser Relevanten

Rechtsordnung zu übertragen, die

Übertragung zu
verstollständigen,

nachzuweisen

oder

umzusetzen,

um

die

nach

diesem

Fusionsvertrag
angestrebte Übertragung zu erreichen;
iii)

in any

event, the assets

and liabilities,

as well

as contracts

of Credit Suisse
AG,

which

are

governed

by

the

laws

of

such

Relevant

Jurisdiction

shall

be
deemed

as

transferred,

conveyed

or assigned

to

and

accepted

by

UBS

AG
from

an

economic

perspective,

and

UBS

AG

and

Credit

Suisse

AG

will

use
commercially

reasonable

best

efforts to

request,

procure,

obtain

and

com-
plete

also

the

legal

transfer

and

acceptance,

conveyance

or assignment

of
such assets and liabilities,

as well as contracts in

in accordance with the laws
of such Relevant

Jurisdiction as soon as possible

following the closing of the
Merger;

and
in jedem

Falle sollen

die Aktiven

und Passiven

sowie Verträge
DER
C
REDIT
S
UISSE
AG, die
dem Recht der

Relevanten Rechtsordnung unterliegen,

wirtschaftlich als auf

UBS AG über-
tragen,

übereignet

oder

abgetreten

und

angenommen

gelten,

und

UBS

AG

und

C
REDIT
S
UISSE
AG werden sämtliche wirtschaftlich vertretbaren Anstrengungen unternehmen,

um
die rechtliche Übertragung und

Annahme, Übereignung oder

Abtretung dieser Aktiven und
Passiven

sowie

Verträge

nach

den

Bestimmungen

dieser

Relevanten

Rechtsordnung

so
rasch als möglich nach dem Vollzug der F
USION

zu beantragen, besorgen, einzuholen und
erreichen;

und
iv)

the Parties, for

the avoidance

of doubt, agree that

the inclusion of the

fore-
going

clauses

(i)

through

(iii)

in

this

merger

agreement

is

not

intended

in
any manner

to, and

shall not be

construed to,

limit the

effectiveness of

the
universal succession effected by way

of the Merger.
die P
ARTEIEN

stellen klar, dass die Aufnahme der vorstehenden Klauseln (i) bis (iii) in die-
sem Fusionsvertrag in keiner

Weise die Wirksamkeit der durch

die F
USION

herbeigeführten
Universalsukzession beinträchtigen

soll und auch

nicht in

diesem Sinne

zur Auslegung

her-
angezogen werden soll.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

8 Miscellaneous / Verschiedenes
8.1

Taxes /
Steuern
19

Provided that UBS

AG and Credit

Suisse AG belong

to the same

VAT

group at the
time of the consummation

of the Merger,

the Merger contemplated

by this agree-
ment will not be

subject to Swiss value added tax

("
VAT "). Otherwise, the transfer
of assets and liabilities as part of the Merger is subject to Swiss VAT in whole or in part.

The

Swiss

VAT

obligation

shall

be

fulfilled

by

application

of the

notification
procedure pursuant to

Art. 38 para.

1 of

the Swiss Federal Act

on Value Added Tax.
No

Swiss

VAT

will

be

paid

on

the

transfer

of

the

assets

and

liabilities.

UBS

AG
assumes the

tax base

for the

transferring

assets and

liabilities and

the degree

of
use for the input VAT

deduction of the transferring company.

For the avoidance of
doubt, should the

Merger be recognized

as being subject to

any non-Swiss VAT the
Parties undertake to and cooperate with, if

necessary, execute any action, not lim-
ited

to

file

any

VAT

declarations,

required

under

the

respective

VAT

law

of

such
relevant jurisdiction.
Bilden die UBS AG und C
REDIT
S
UISSE
AG zum Zeitpunkt des Vollzugs der F
USION

Teil der gleichen
Mehrwertsteuergruppe

für

Schweizer

Mehrwertsteuerzwecke

("
MWST
"),

unterliegt

die

vorlie-
gende F
USION

nicht der Schweizer MWST. Andernfalls

unterliegt die Übertragung der

Vermögens-
werte im Rahmen der F
USION

ganz oder teilweise der Schweizer MWST. Die Steuerpflicht wird im
Meldeverfahren gemäss Art. 38

Abs. 1 des Bundesgesetzes

über die Mehrwertsteuer erfüllt.

Für
die Übertragung der Vermögenswerte wird keine

Schweizer MWST entrichtet. Die UBS AG

über-
nimmt für die veräusserten Vermögenswerte die Bemessungsgrundlage und den zum

Vorsteuer-
abzug berechtigenden Verwendungsgrad der übertragenden Gesellschaft. Die P
ARTEIEN

verpflich-
ten sich, sollte

die Fusion einer

nicht-schweizerischen Mehrwertsteuer

unterliegen, zusammenzu-
arbeiten und

alle Massnahmen

zu ergreifen,

die nach

dem jeweiligen

Mehrwertsteuerrecht der
relevanten Jurisdiktion erforderlich sind, insbesondere

zur Einreichung von Mehrwertsteuererklä-
rungen.
8.2

Modifications and amendments of the

agreement /
Vertragsänderung und
Vertragsanpassung
20

Any

modifications

to

this

merger

agreement

(including

this

paragraph)

must

be
made in writing.

Dieser Fusionsvertrag (inklusive dieser Paragraph) kann nur schriftlich abgeändert werden.

21

To

the extent possible, each provision

of this merger agreement is to be

construed
so that

it is

valid and

enforceable under

applicable law.

Should a

provision of

this
merger agreement be unenforceable or invalid, it shall only lapse to the extent that
it is unenforceable

or invalid and shall

otherwise be replaced

by a valid and

enforce-
able provision

which

a party

acting

in

good

faith

would

regard as

a

commercially
adequate replacement for the

provision which is invalid or

unenforceable. The other
provisions of this

merger agreement

will remain binding

and in force

under all cir-
cumstances.

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Wann immer möglich,

ist jede

Bestimmung dieses

Fusionsvertrages so

auszulegen, dass

sie unter
dem anwendbaren Recht gültig und durchsetzbar ist. Sollte eine Bestimmung dieses Fusionsver-
trages nicht vollstreckbar

oder ungültig sein, so

fällt sie nur

im Ausmass ihrer

Unvollstreckbarkeit
oder Ungültigkeit dahin und ist im Übrigen durch eine gültige und vollstreckbare Bestimmung zu ersetzen, die eine

gutgläubige Partei als ausreichenden

wirtschaftlichen Ersatz für

die ungültige
und unvollstreckbare

Bestimmung ansehen

würde. Die

übrigen Bestimmungen

dieses Fusions-
vertrages bleiben unter allen Umständen bindend und in Kraft.

8.3

Applicable law and jurisdiction /
Anwendbares Recht und Gerichtsstand
22

This

merger

agreement

shall

be

governed

by

and

construed

in

accordance

with
Swiss substantive law, excluding its rules on conflict

of laws and excluding interna-
tional

treaties

(in

particular

the

Vienna

Convention

on

the

International

Sale

of
Goods dated 11 April 1980; CISG).
Dieser Fusionsvertrag

untersteht materiellem

Schweizer Recht

unter Ausschluss

der Kollisionsnor-
men und unter

Ausschluss internationaler Verträge

(insbesondere des

Wiener Kaufrechtsüberein-
kommens vom 11. April 1980; CISG).
23

Any disputes arising

out of or in

connection with this

merger agreement, including
disputes about its conclusion,

validity,

modification or dissolution,

shall be submit-
ted to the exclusive

jurisdiction of the courts

of the city of

Zurich (Zurich 1), Swit-
zerland.

Für sämtliche Streitigkeiten, die aus oder im Zusammenhang mit diesem

Fusionsvertrag entste-
hen, einschliesslich solcher

über sein gültiges

Zustandekommen, seine Rechtswirksamkeit,

Abän-
derung oder

Auflösung, sind

die Gerichte

der Stadt

Zürich (Zürich

1), Schweiz,

ausschliesslich
zuständig.
(Signatures on the following page)

(Unterschriften auf der nächsten Seite)

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Merger Agreement dated 7 December 2023 /
Fusionsvertrag vom 7. Dezember 2023

Exhibit 1
Merger Balance Sheet of Credit Suisse AG
(balance sheet per 30 June 2023)
Anhang 1
Fusionsbilanz der C
REDIT
S
UISSE
AG (Bilanz per 30. Juni 2023)
Credit Suisse AG Parent Balance Sheets 2022 2023
End of
Dec Jun
Assets (CHF million)
Cash and other liquid assets 38,566 50,459
Due from banks 62,363 52,123
Securities borrowing and reverse repurchase agreements 52,380 37,805
Due from customers 117,543 91,474
Mortgage loans 5,033 4,928
Trading assets 26,072 13,540
Positive replacement values of derivative financial instruments 7,390 3,574
Financial investments 28,396 27,106
Accrued income and prepaid expenses 3,067 2,441
Participations 30,357 24,394
Tangible fixed assets 1,672 931
Other assets 5,524 6,734
Total assets 378,363 315,509
Liabilities and shareholder’s equity (CHF million)
Due to banks 54,307 63,329
Securities lending and repurchase agreements 52,646 33,205
Customer deposits 87,383 67,342
Trading liabilities 2,857 2,014
Negative replacement values of derivative financial instruments 4,994 3,231
Liabilities from other financial instruments held at fair

value
43,725
36,781
Bonds and mortgage-backed bonds
111,770
83,496
Accrued expenses and deferred income
3,338
2,862
Other liabilities
525
551
Provisions
563
1,375
Total liabilities
362,108
294,186
Share capital
4,400
4,400
Legal capital reserves
34,790
42,290

of which: tax-exempt capital contribution reserves
34,790
42,290
Free reserves
7,500
0

of which: capital contribution reserves
7,500
0
Retained earnings
(17,870)
(30,435)
Net profit/(loss)
(12,565)
5,068
Total shareholder's

equity
16,255
21,323
Total liabilities and shareholder's

equity
378,363
315,509